    Burke & Herbert Financial Services Corp. and Summit Financial Group, Inc. Announce Merger  of Equals    ALEXANDRIA,  Va., August  24,  2023 /PRNewswire/  ‐‐ Burke &  Herbert  Financial  Services  Corp.  (“Burke  &  Herbert”)  (Nasdaq:  BHRB)  and  Summit  Financial  Group,  Inc.  (“Summit”)  (Nasdaq:  SMMF) today announced they have entered into a definitive agreement under which Summit will  merge with and into Burke & Herbert in an all‐stock merger of equals valued at approximately  $371.5 million or $25.20 per share of Summit common stock, based on a closing price for Burke  & Herbert's common stock of $49.98 as of August 23, 2023.     Highlights of the Transaction:     Merger of equals that creates a bank holding company with more than $8 billion in assets  and a combined market capitalization of nearly $750 million   Ownership split of approximately 50% Burke & Herbert and 50% Summit   The transaction is expected to result in a combined earnings per share of approximately  $7.90 in the first full year of combined operations (assuming fully realized cost savings)   The combined company will have more than 75 branches across Virginia, West Virginia,  Maryland, Delaware and Kentucky, and more than 800 employees serving our communities   Closely  aligned  leadership  cultures  dedicated  to  the  success  of  our  customers,  communities, employees and shareholders     Significant  operational  presence  will  be  based  in  Moorefield,  West  Virginia  and  the  headquarters of the combined company will be located in Alexandria, Virginia   Establishes  a  $5 million  community  foundation  to  ensure  continued  strong  support  of  Summit’s communities    From David P. Boyle, Burke & Herbert Chair, President and Chief Executive Officer    “This partnership brings together two organizations dedicated to a community banking model  that places an emphasis on service and dedication to the people who live and work among us.   The  rich  and  storied  history  of  our  franchises  and  our  combined  financial  strength  creates  a  promising  future  for  our  customers  through  a  broader  set  of  products  and  services,  for  our  employees with  new  and  expanded  opportunities  for  advancement,  for  our  communities  by  having more resources to support and care for them, and for our shareholders due to favorable  profitability metrics and a larger foundation for future growth. The senior management teams  are looking forward to working together to deliver on our collective mission and I’m especially  eager to work with Charlie who is a proven leader and industry veteran.”        From H. Charles (“Charlie”) Maddy III, Summit President and Chief Executive Officer    “Our organizations are unified by a shared vision, values, and a  forward‐thinking approach to  banking. Our  synergistic  cultures  stand as  a bedrock  for  sustained  success. We are poised  to  broaden our  'Service Beyond Expectations' ethos, underpinning robust growth and enhancing shareholder returns. This alliance doesn't just extend our influence; it strategically positions us  for future growth. It also lays the foundation for cultivating richer relationships and underscores  our aspiration to become the most sought‐after community bank in our markets. Collaborating  with David, a distinguished leader, and his adept team, I am unwavering in my belief that this  partnership will elevate us to heights neither of our organizations could have reached on their  own.”     Transaction Details    Under the terms of the definitive agreement, which was unanimously approved by the boards of  directors of both companies, holders of  Summit  common stock will have  the  right  to  receive  0.5043 shares of Burke & Herbert common stock. Existing Burke & Herbert shareholders will own  approximately  50%  of  the  outstanding  shares  of  the  combined  company  and  Summit  shareholders are expected to own approximately 50%.    Operations, Name, Branding and Headquarters    A significant operational presence will be based in Moorefield, West Virginia and the combined  company will  be  headquartered  in  Alexandria,  Virginia.  The  company will  operate  under  the  name "Burke & Herbert Financial Services Corp." and will trade under the Burke & Herbert ticker  symbol "BHRB" on the Nasdaq Capital Market. The combined bank will continue to operate under  the "Burke & Herbert Bank & Trust Company" brand.     Governance and Leadership    The combined company's board of directors will have 16 directors, consisting of 8 directors from  Burke & Herbert and 8 directors  from Summit with David P. Boyle serving as Chair. Summit’s  current Chair, Oscar M. Bean, will join as a Vice Chair of the combined board of directors.     The  combined  company  will  be  led  by  a  highly‐regarded management  team with  significant  financial services experience.   David Boyle, Burke & Herbert’s current Chief Executive Officer, will continue to serve in  that role for the combined company   Charlie  Maddy,  Summit's  current  President  and  Chief  Executive  Officer,  will  serve  as  President and as a director of the combined company   Rob Tissue, Summit’s current Chief Financial Officer, will serve as Executive Vice President  of Financial Strategy of the combined company   Roy Halyama, Burke & Herbert’s current Chief Financial Officer, will continue to serve in  that role for the combined company   Joe Hager, Summit’s current Chief Risk Officer, will serve as Chief Operating Officer of the  combined company

 Jeff Welch, Burke & Herbert’s current Chief Credit Officer, will continue to serve in that  role for the combined company   Danyl Freeman, Summit’s current Chief Human Resources Officer, will continue to serve in  that role for the combined company   Jennifer Schmidt, Burke & Herbert’s current Chief Compliance Officer, will serve as Chief  Risk Officer for the combined company   Brad  Ritchie,  Summit’s  current  Executive  Vice  President  and  President  of  Summit  Community Bank, will serve as Chief Lending Officer of the combined company   Shannon Rowan, Burke & Herbert’s current Director of Trust & Wealth Management, will  continue to serve in that role for the combined company   The remainder of the executive team will be drawn from both Burke & Herbert and Summit    Timing and Approvals    The  transaction  is  expected  to  close  in  the  first  quarter  of  2024,  subject  to  satisfaction  of  customary  closing  conditions,  including  regulatory  approvals  and  shareholder  approval  from  Burke & Herbert and Summit shareholders. Summit directors and executive officers have entered  into agreements with Burke & Herbert pursuant  to which  they have committed  to vote  their  shares of Summit common stock in favor of the merger. Burke & Herbert directors and executive  officers have entered into agreements with Summit pursuant to which they have committed to  vote  their  shares  of  Burke  &  Herbert  common  stock  in  favor  of  the  merger.  For  additional  information about the proposed merger of Summit with and into Burke & Herbert, shareholders  are encouraged to carefully read the definitive agreement that will be filed with the Securities  and Exchange Commission ("SEC") tomorrow.    Advisors    Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to Burke & Herbert in the  transaction  and  delivered  a  fairness  opinion  to  the  Board  of  Directors.  Troutman  Pepper  Hamilton Sanders LLP served as legal counsel to Burke & Herbert. D.A. Davidson & Co. acted as  financial advisor to Summit and delivered a fairness opinion to the Board of Directors of Summit.  Bowles Rice LLP served as legal counsel to Summit.      Investor Presentation Details    A presentation regarding the merger announcement will be filed with the SEC and made available  at  the  SEC's  website  www.sec.gov  or  by  accessing  Burke  &  Herbert's  website  at www.burkeandherbertbank.com under  the  "Investor  Relations"  link  or  at  www.summitfgi.com under the “News / Presentations and Events” link.

About Burke & Herbert Financial Services Corp.    Burke & Herbert Financial Services Corp. is the $3.6 billion bank holding company for Burke &  Herbert  Bank  &  Trust  Company.  Burke  &  Herbert  Bank  &  Trust  Company  is  the  oldest  continuously operating bank under its original name headquartered in the greater Washington,  D.C. metropolitan area. The Bank offers a full range of business and personal financial solutions  designed  to  meet  customers'  banking,  borrowing,  and  investment  needs  and  has  over  20  branches throughout the Northern Virginia region and commercial loan offices in Fredericksburg,  Loudoun  County,  Richmond,  and  in  Bethesda,  Maryland.  Learn  more  at www.burkeandherbertbank.com.    About Summit Financial Group, Inc.    Summit Financial Group, Inc. is the $4.5 billion financial holding company for Summit Community  Bank, Inc. Its talented bankers serve commercial and individual clients throughout West Virginia,  the greater Washington, D.C. metropolitan area, Virginia, Kentucky, Eastern Shore of Maryland  and Delaware. Summit’s  focus on  in‐market commercial  lending and providing other business  banking services in dynamic markets is designed to leverage its highly efficient operations and  core  deposits  in  strong  legacy  locations.  Residential  and  consumer  lending,  trust  and wealth  management,  and  other  retail  financial  services  are  offered  through  convenient  digital  and  mobile  banking  platforms,  as  well  as 54  full‐service  branch  locations.  More  information  on  Summit  Financial  Group,  Inc.  (NASDAQ:  SMMF),  headquartered  in  West  Virginia’s  Eastern  Panhandle in Moorefield, is available at mysummit.bank.    Forward‐looking Statements  This communication  includes "forward‐looking statements" within the meaning of  the Private  Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended,  and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs,  goals,  intentions,  and  expectations  of  Burke  &  Herbert  and  Summit  regarding  the  proposed  transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital  levels, among other matters; our estimates of future costs and benefits of the actions we may  take; our assessments of expected losses on loans; our assessments of interest rate and other  market risks; our ability to achieve our financial and other strategic goals; the expected timing of  completion of the proposed transaction; the expected cost savings, synergies, returns and other  anticipated benefits from the proposed transaction; and other statements that are not historical  facts.  Forward–looking  statements  are  typically  identified  by  such  words  as  "believe,"  "expect,"  "anticipate,"  "intend,"  "outlook,"  "estimate,"  "forecast,"  "project,"  "will,"  "should,"  and other  similar  words  and  expressions,  and  are  subject  to  numerous  assumptions,  risks,  and  uncertainties,  which  change  over  time.  These  forward‐looking  statements  include,  without  limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally,  forward–looking  statements  speak  only  as  of  the  date  they  are made;  Burke &  Herbert and Summit do not assume any duty, and do not undertake, to update such forward– looking statements, whether written or oral, that may be made from time to time, whether as a  result of new information, future events, or otherwise. Furthermore, because forward–looking  statements are subject to assumptions and uncertainties, actual results or future events could  differ, possibly materially, from those indicated in or implied by such forward‐looking statements  as a result of a variety of factors, many of which are beyond the control of Burke & Herbert and  Summit.  Such  statements  are  based  upon  the  current  beliefs  and  expectations  of  the  management  of  Burke  &  Herbert  and  Summit  and  are  subject  to  significant  risks  and  uncertainties outside of the control of the parties. Caution should be exercised against placing  undue  reliance on  forward‐looking  statements.  The  factors  that  could  cause actual  results  to  differ  materially  include  the  following:  the  occurrence  of  any  event,  change  or  other  circumstances  that could give  rise  to  the right of one or both of  the parties  to  terminate  the  definitive merger agreement between Burke & Herbert and Summit; the outcome of any legal  proceedings that may be instituted against Burke & Herbert or Summit; the possibility that the  proposed  transaction  will  not  close  when  expected  or  at  all  because  required  regulatory,  shareholder  or  other  approvals  are  not  received  or  other  conditions  to  the  closing  are  not  satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated  (and the risk that required regulatory approvals may result in the imposition of conditions that  could  adversely  affect  the  combined  company  or  the  expected  benefits  of  the  proposed  transaction);  the  ability  of  Burke & Herbert  and  Summit  to meet  expectations  regarding  the  timing, completion and accounting and tax treatments of the proposed transaction; the risk that  any  announcements  relating  to  the  proposed  transaction  could  have  adverse  effects  on  the  market price of  the common stock of either or both parties  to  the proposed transaction;  the  possibility that the anticipated benefits of the proposed transaction will not be realized when  expected or at all, including as a result of the impact of, or problems arising from, the integration  of the two companies or as a result of the strength of the economy and competitive factors in  the  areas  where  Burke  &  Herbert  and  Summit  do  business;  certain  restrictions  during  the  pendency  of  the  proposed  transaction  that may  impact  the  parties'  ability  to  pursue  certain  business opportunities or strategic transactions; the possibility that the transaction may be more  expensive to complete than anticipated, including as a result of unexpected factors or events;  diversion of management's attention from ongoing business operations and opportunities; the  possibility  that  the  parties  may  be  unable  to  achieve  expected  synergies  and  operating  efficiencies in the merger within the expected timeframes or at all and to successfully integrate  Summit's operations and those of Burke & Herbert; such integration may be more difficult, time‐ consuming or costly than expected; revenues following the proposed transaction may be lower  than expected; Burke & Herbert's and Summit’s success in executing their respective business  plans and strategies and managing  the risks  involved  in  the  foregoing;  the dilution caused by  Burke  &  Herbert's  issuance  of  additional  shares  of  its  capital  stock  in  connection  with  the  proposed transaction; effects of the announcement, pendency or completion of the proposed  transaction on the ability of Burke & Herbert and Summit to retain customers and retain and hire  key personnel and maintain relationships with their suppliers, and on their operating results and  businesses generally; and risks related to the potential impact of general economic, political and  market factors on the companies or the proposed transaction and other factors that may affect future  results  of  Burke  &  Herbert  and  Summit;  and  the  other  factors  discussed  in  the  "Risk  Factors" section of Burke & Herbert's Registration Statement on Form 10, as amended and as  ordered effective by the SEC on April 21, 2023, and Summit's Annual Report on Form 10–K for  the year ended December 31, 2022,  in  the "Risk Factors" and "Management's Discussion and  Analysis of Financial Condition and Results of Operations" sections of each of Burke & Herbert’s  and Summit’s Quarterly Report on Form 10–Q for the quarters ended March 31, 2023 and June  30, 2023, and other reports Burke & Herbert and Summit file with the SEC.   Additional Information and Where to Find It  In connection with the proposed transaction, Burke & Herbert will file a registration statement  on Form S‐4 with the SEC. The registration statement will include a joint proxy statement of Burke  & Herbert and Summit, which also constitutes a prospectus of Burke & Herbert, that will be sent  to shareholders of Burke & Herbert and shareholders of Summit seeking certain approvals related  to the proposed transaction.  The information contained herein does not constitute an offer to sell or a solicitation of an offer  to buy  any  securities or  a  solicitation of  any  vote or  approval,  nor  shall  there be  any  sale of  securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to  registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND  SHAREHOLDERS OF BURKE & HERBERT AND SUMMIT AND THEIR RESPECTIVE AFFILIATES ARE  URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S‐4, THE JOINT  PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON  FORM S‐4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC  IN  CONNECTION  WITH  THE  PROPOSED  TRANSACTION,  AS  WELL  AS  ANY  AMENDMENTS  OR  SUPPLEMENTS  TO  THOSE  DOCUMENTS,  BECAUSE  THEY  WILL  CONTAIN  IMPORTANT  INFORMATION  ABOUT  BURKE  &  HERBERT,  SUMMIT  AND  THE  PROPOSED  TRANSACTION.  Investors  and  shareholders  will  be  able  to  obtain  a  free  copy  of  the  registration  statement,  including the joint proxy statement/prospectus, as well as other relevant documents filed with  the SEC containing information about Burke & Herbert and Summit, without charge, at the SEC's  website www.sec.gov. Copies of documents filed with the SEC by Burke & Herbert will be made  available  free  of  charge  in  the  "Investor  Relations"  section  of  Burke  &  Herbert's  website, www.burkeandherbertbank.com. Copies of documents  filed with  the SEC by Summit  will  be  made  available  free  of  charge  in  the  "News"  section  of  Summit's  website, www.summitfgi.com, under the heading "News and Filings."  Participants in Solicitation  Burke & Herbert, Summit, and certain of their respective directors and executive officers may be  deemed to be participants in the solicitation of proxies in respect of the proposed transaction  under  the  rules  of  the  SEC.  Information  regarding  Burke & Herbert's  directors  and  executive  officers  is  available  in  its  Registration  Statement  on  Form  10,  as  amended  and  as  ordered  effective by the SEC on April 21, 2023. Information regarding Summit's directors and executive  officers is available in its definitive proxy statement, which was filed with the SEC on March 31,

2023, and certain other documents filed by Summit with the SEC. Other information regarding  the  participants  in  the  solicitation  of  proxies  in  respect  of  the  proposed  transaction  and  a  description  of  their  direct  and  indirect  interests,  by  security  holdings  or  otherwise,  will  be  contained in the joint proxy statement/prospectus and other relevant materials to be filed with  the SEC. Free copies of these documents, when available, may be obtained as described in the  preceding paragraph.